Exhibit 99.1

NUBURU, Inc. Announces Financial Outlook for 2023

CENTENNIAL, Colo. – Mar 21, 2023 – NUBURU, Inc. (“NUBURU” or the “Company”) (NYSE American: BURU), a leading innovator in high-power and high-brightness industrial blue laser technology, today announced its financial outlook for the fiscal year ending December 31, 2023.

“We exited 2022 with commercial success as we began making deliveries to our key customers including Essentium and AFWERX. Early in 2023, we launched our latest product, the NUBURU BLTM Series which we expect to start shipping in Q2,” said Dr. Mark Zediker, CEO and Co-Founder of NUBURU. “We expect 2023 to be another year in which we achieve critical milestones that continue to enable the customer adoption of our solutions in our rapidly evolving markets.”

Dr. Zediker added, “We continue to review and make necessary adjustments to our product development roadmap to be aligned with our current and prospective customer relationships and to best utilize our company resources. As such, we expect our 2023 revenues to be weighted towards the second half of the year. We anticipate that momentum will provide the critical foundation for additional revenue acceleration in 2024.”

Financial Outlook for Full Year 2023

The Company expects the following financial results for the full year ending December 31, 2023:

•
Total revenue greater than $3 million, representing a year-over-year growth in excess of 100%
•
EBITDA(1) in the range of negative $21.0 – negative $23.0 million
•
Free Cash Flow(1) in the range of negative $24.0 – negative $26.0 million

(1) EBITDA, or Earnings Before Interest, Taxes, Depreciation and Amortization, and Free cash flow are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” below for our definition of, and additional information about, EBITDA and Free cash flow.

“As we’ve completed our transition to being a public company and look to solidify our competitive position, we expect to engage with the financial markets to strengthen our balance sheet,” stated Brian Knaley, CFO of NUBURU. “We intend to utilize additional funding sources to allow NUBURU to accelerate our growth trajectory by enabling us to further invest in technology and other resources designed to drive our growth in 2023 and beyond.”

About NUBURU

Founded in 2015, NUBURU is a developer and manufacturer of industrial blue lasers that leverage fundamental physics and their high-brightness, high-power design to produce faster, higher quality welds and parts than current lasers can provide in laser welding and additive manufacturing of copper, gold, aluminum and other industrially important metals. NUBURU’s industrial blue lasers produce minimal to defect-free welds that are up to eight times faster than the traditional approaches — all with the flexibility inherent to laser processing.

Use of Non-GAAP Financial Measures

In this press release, the Company includes EBITDA and Free cash flow, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. In addition to the Company’s results determined in accordance with GAAP, the Company’s management believes these non-GAAP measures are useful in evaluating its operational performance.

The Company’s management uses this non-GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. The Company’s management believes that non-GAAP financial information, when taken collectively and in context, may be helpful to investors in assessing the Company’s operating performance and trends and in comparing the Company’s financial measures with those of comparable companies that may present similar non-GAAP financial measures.

EBITDA and Free Cash Flow

The Company defines “EBITDA” as income (loss), plus (minus) depreciation and amortization expenses, plus (minus) interest, plus (minus) taxes and “Free cash flow” as net cash from (used in) operating activities less capital expenditures. EBITDA and Free cash flow are intended as supplemental measures of the Company’s performance that are neither required by, nor presented in accordance with, GAAP and these measures should not be considered a substitute for net income (loss), and net cash used in operating activities reported in accordance with GAAP. The Company’s computation of EBITDA and Free cash flow may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate EBITDA or Free cash flow in the same fashion.

Limitations of Non-GAAP Financial Measures

There are a number of limitations related to EBITDA, including the following:

•
EBITDA excludes certain recurring, non-cash charges, such as depreciation of property and equipment and/or amortization of intangible assets. While these are non-cash charges, the Company may need to replace the assets being depreciated and amortized in the future and EBITDA does not reflect cash requirements for these replacements or new capital expenditure requirements.
•
EBITDA does not reflect interest expense, net, which may constitute a significant recurring expense in the future.
•
Free cash flow does not reflect the impact of equity or debt raises or repayment of debt or dividends paid.

Because of these and other limitations, EBITDA and Free cash flow should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. The Company compensates for these limitations by relying primarily on the Company’s GAAP results and using EBITDA and Free cash flow on a supplemental basis. You should not rely on any single financial measure to evaluate the Company’s business.

The Company’s presentation of EBITDA should not be construed as an inference that its future results will be unaffected by unusual or non-recurring items and its presentation of Free cash flow does not necessarily indicate whether cash flows will be sufficient to fund its cash needs.

The Company does not provide forward-looking guidance for certain measures on a GAAP basis. The company is unable to provide a quantitative reconciliation of forward-looking non-GAAP gross margins and non-GAAP operating expenses to the most directly comparable forward-looking GAAP measures without unreasonable effort because certain items, including legal, acquisition expenses, stock-compensation expense, intangible amortization expense, goodwill impairment, and other costs and contingencies related to current and future operations are difficult to predict and estimate. These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by NUBURU and its management, are inherently uncertain and many factors may cause the Company’s actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to continue to meet the security exchange’s listing standards; (2) failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital to operate as anticipated; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) changes in applicable laws or regulations; (6) the possibility that NUBURU may be adversely affected by other economic, business and/or competitive factors; (7) the inability to obtain financing from Lincoln Park Capital; (8) volatility in the financial system and markets caused by geopolitical and economic factors; and (9) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in NUBURU’s Current Report on Form 8-K filed by NUBURU with the Securities and Exchange Commission (the “SEC”) on February 6, 2023, Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 filed by NUBURU with the SEC on November 14, 2022 and the business combination proxy statement/prospectus filed by NUBURU with the SEC on December 12, 2022 and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. NUBURU does not give any assurance that it will achieve its expected results. NUBURU assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable securities laws.

NUBURU - Media Contact
Brian Knaley
ir@nuburu.net

NUBURU - Investor Relations Contact

Maria Hocut

Maria@blueshirtgroup.com